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                        UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                        MARCH 3, 1999
                       (Date of Report)

                       MAIL-WELL, INC.
    (Exact Name of Registrant as Specified in its Charter)

                           COLORADO
        (State or Other Jurisdiction of Incorporation)

     1-12551                          84-1250533
(Commission File Number)  (IRS Employer Identification Number)

    23 INVERNESS WAY EAST, SUITE 160, ENGLEWOOD, CO  80112
     (Address of principal executive offices)   (Zip Code)

                         303-790-8023
     (Registrant's telephone number, including area code)


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ITEM 4. Change in Registrant's Certifying Accountant

        (a)  Previous independent public accountants.

             (i) On March 3, 1999, the Registrant dismissed Deloitte & Touche LLP, which served as the Registrant's independent public accountants since 1994.

             (ii) The reports issued by Deloitte & Touche LLP on the
                  financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The Audit Committee of the Registrant's Board of
                  Directors approved the decision to change independent public accountants.

             (iv) In connection with its audits for the two most recent fiscal years and through March 3, 1999, there were no disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference thereto in their report on the financial statements for such years.

             (v) The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 8, 1999, is filed as Exhibit 16.1 to this Form 8-K.

        (b)  New independent public accountants

             The Registrant engaged Ernst & Young LLP as its new independent public accountants as of March 3, 1999. The Audit Committee of the Registrant's Board of Directors approved this on March 3, 1999. During the two most recent fiscal years and through March 3, 1999, the Registrant has not consulted with Ernst & Young LLP regarding either:

             (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

             (ii) any matter that was either the subject of a
                  disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this
                  Item) or a reportable event identified (as described in Item 304(a)(1)(v) of Regulation S-K and related instruction to this Item).

ITEM 7. Financial Statements and Exhibits

        (a)  Exhibits

        Exhibit 16.1   Letter from Deloitte & Touche LLP.




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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                          Mail-Well, Inc.
                                          (Registrant)


                                          By: /s/Michael Zawalski
                                              -----------------------------
                                              Michael Zawalski
                                              Senior Vice President,
                                              Chief Financial Officer


Date:   March 9, 1999